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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 15, 2004
               (Date of Report (Date of Earliest Event Reported))


                              UNITED BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


           MICHIGAN                      0-16640                 38-2606280
           --------                      -------                 ----------
  (State or other jurisdiction          Commission            (I.R.S. Employer
of incorporation or organization)       File Number          Identification No.)


                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (517) 423-8373
                                 --------------
               (Registrant's telephone number including area code)

                                       N/A
                                      -----
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

         On December 8, 2004, registrant declared a cash dividend of $0.35 per share as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

         99.1 Press Release dated December 15, 2004



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  United Bancorp, Inc.
                                  (Registrant)

                                  By:

Date: December 15, 2004           /S/ Dale L. Chadderdon
                                  ----------------------------------------------
                                  Dale L. Chadderdon
                                  Senior Vice President, Secretary and Treasurer



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                                 EXHIBIT INDEX



Exhibit No.                                 Description
-----------                                 -----------
99.1                                        Press Release dated December 15, 2004


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